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Exhibit 10.4                            MASTER NOTE

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
                                                                   -------------------------------------
                                                                   Approval
                                                                                  Chattanooga, Tennessee
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                                                                                  August 13       ,1997
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FOR VALUE RECEIVED, the undersigned (jointly and severally, if more than one)
promise(s) to pay to the order of First Tennessee Bank National Association
(hereinafter referred to as the "Bank") at any lending office in the state mentioned above or at such other place as the holder hereof may designate in writing, in current local funds, the sum of up to FIVE HUNDRED THOUSAND AND NO
Dollars ($500,000.00), or so much thereof as may be advanced hereunder prior to maturity, together with interest on the unpaid principal balance from day-to-day remaining, computed from the day of advance until maturity at the following rate:

[ ]      FIXED RATE: ______% per annum,

[X] VARIABLE RATE: A variable rate per annum ("Variable Rate") which shall be equal to the lesser of (a) the maximum rate of interest ("Maximum Rate") which Bank may lawfully charge, or (b) a rate which is 0% per annum higher than the base commercial rate of interest ("Base Rate") established from time to time by Bank. Each change in the Variable Rate which results from a change in the Maximum Rate shall become effective, without notice to the undersigned, on the same date that the Maximum Rate changes. Each change in the Variable Rate which results from a change in the Base Rate shall become effective, without notice to the undersigned, on |_| the same date that the Base Rate changes; |_| the first day of the calendar month following any change in the Base Rate; |_| the first day of the calendar quarter following any change in the Base Rate; |_| other _________________. The Base Rate is one of several interest rate indices employed by the Bank. The undersigned acknowledge(s) that the Bank has made, and may hereafter make, loans bearing interest at rates which are higher or lower than the Base Rate.
[X] SINGLE PRINCIPAL PAYMENT: One single principal payment of the balance, due on August 15, 1998 plus interest payable.
         [ ]      at maturity.
         [X]      beginning November 15, 1997 and continuing on the same day of each successive quarterly calendar period, except that the final interest installment shall be payable on the on the date the principal is due.

[ ]      OTHER:________________________________________________________________
         ______________________________________________________________________
SECURITY:  Except as otherwise provided herein, as of the date hereof,

[ ]      This Note is secured by a mortgage(s) or dead(s) of trust dated

     COMMITMENT FEE: The undersigned agrees to pay an annual loan commitment fee of $0.00, due and payable at the time of execution of this Note, and each year thereafter on the anniversary date thereof.

OTHER TERMS AND CONDITIONS: Unless otherwise provided herein, all payments shall be applied first to pay the accrued interest to date on the unpaid balance and next to the unpaid principal of the indebtedness.
   As used herein, "other parties liable hereon" shall include, but not be limited to, any and all guarantors, endorsers, sureties and co-makers.
   Any payment not made when due hereunder (whether by acceleration or otherwise) shall bear interest after maturity at the maximum effective contract rate of interest which the Bank may lawfully charge on the date such payment became due.
   The undersigned acknowledges and agrees that any commitment fees payable hereunder are bona fide commitment fees and are intended as reasonable compensation to Bank for committing to make funds available to undersigned and for no other purpose.
   Subject to the terms and conditions herein set forth, Bank agrees to advance funds upon the request of and as directed by the undersigned from time to time beginning on the date hereof and terminating upon maturity. Within the limits set forth herein, the undersigned may borrow, repay and reborrow each advance. Notwithstanding the principal amount of this Note, as stated on the face hereof, the amount of principal actually owing at any given time shall be the aggregate of all advances made, less all payments of principal actually received by Bank.
   Bank's obligation to make advances hereunder shall be subject to the following conditions: (a) there has been no material adverse change in the undersigned's financial condition, or the financial condition of any other parties liable hereon, since execution of this Note; (b) each advance shall constitute a representation and warranty by the undersigned and other parties liable hereon that all representations and warranties contained herein or any other document pertaining to this credit facility are true and correct on and as of the date of the advance, and that the undersigned and other parties liable hereon are in strict compliance with all terms and conditions herein and pertaining hereto; (c) the undersigned and other parties liable hereon will furnish, from time to time, at Bank's option and at Bank's request, statements of financial condition in a form satisfactory to Bank including independently certified and audited statements prepared in accordance with generally accepted accounting principals and auditing standards. The undersigned and others parties liable hereon hereby authorizes Bank to charge an interest rate equal to one-half percent (.5%) per annum higher than interest rate agreed to herein, or as modified hereafter, should the undersigned or other parties liable hereon fail to deliver a financial statement in the form requested by Bank within 10 days of Bank's request; (d) the undersigned and other parties liable hereon will execute and deliver to Bank all other instruments and take such other actions as Bank may reasonably request during the term hereon in order to carry out the provisions and intent hereof.
   If this Note is place in the hands of an attorney for collection, by suit or otherwise, or to protect any security given for its payment, or to enforce its collection, the Undersign will pay all the costs of collection and litigation, together with a reasonable attorney's fee, or of which shall be secured by any collateral pledged as security herefor. The undersigned also agrees to pay any and all actual expenses including reasonable attorney's fees incurred by the Bank in (i) successfully defending any action or inaction in connection with any aspect of the transaction evidenced by this instrument, or (ii) any action, whether or not successful, taken to protect or enforce Bank's rights in any collateral related to the transaction evidenced by this instrument.
   The undersigned and all other parties liable hereon waive protest, demand, presentment, and notice of dishonor, and agree that this Note may be extended, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof, and without note to or further assent from them, all of whom will remain bound upon this Note notwithstanding any such extension(s); and further agree that all and any collateral given, now or hereafter, as security herefor may be released (with or without substitution) without notice and without affecting their liability thereon; and that additional makers, endorsors, guarantors, or sureties may become parties hereto, and that any present or future party may be released from liability hereunder, without notice, and without affecting the liability of any other maker, or other parties liable hereon.
   In the event of any default in the prompt and punctual payment, when due, of this Note (or any installment hereof), or any bankruptcy, insolvency, receivership, or similar proceeding instituted by or against the undersigned or other parties liable hereon or his/her or their property or assets, or in the event that the undersigned or other parties liable hereon become insolvent, however defined, or make an assignment for the benefit of creditors, or if a judgment be entered against the undersigned, or other parties liable hereon, or upon the issuance of any writ, levy or process, valid or invalid, which Bank, or upon the death or dissolution of the undersigned or other parties liable hereon, or in the event of any default in the prompt and punctual payment when due, of any other indebtedness or obligation to the Bank owed, now or hereafter, by the undersigned or other parties liable hereon, or upon any default in any deed of trust, mortgage, security agreement, assignment or other security document given, now or hereafter, to secure the indebtedness evidenced hereby, or if any representation or warranty may by the undersigned or other parties liable pertaining to this credit shall prove to be false, untrue, or materially misleading, or in the event of termination of any guaranty executed in connection with the Note, or in the event that the Bank shall deem itself insecure, then and in any of such events, this Note shall, at Bank's option, without notice or demand for payment (the same being expressly waived), be and become immediately due, payable and enforceable for all purposes and Bank shall be under no obligation to make further advances.
   Any money or other property at any time in possession of the Bank belonging to the undersigned or any other party liable hereon, and any deposits or other sums at any time credited by or due from the Bank to the undersigned or any other parties liable hereon, may at all times, at the option of the Bank, be held and treated as collateral security for the payment of this Note or any other liability of any of the undersigned, or any other party liable hereon to the Bank, whether due or not due. The Bank may, at any time, at its option, and without notice, set off the amount due or to become due hereon against the claim of any of the said parties against the Bank. To effect these rights, the undersigned and all other parties liable hereon agree, upon request by the Bank, immediately to endorse, sign, and execute all necessary instruments, and do hereby appoint the Bank (action through any then officer thereon) as attorney-in-fact for them with authority to endorse any instrument requiring endorsement and to effect any transfer, and this appointment shall be irrevocable as long as the undersigned, or any other party liable hereon shall be indebted to the Bank.
   In the event of any renewal or extension of the loan indebtedness evidenced hereby, unless the parties otherwise agree to a lower rate, the Bank shall have the right to charge interest at the highest of the following rates: (i) the maximum rate permissible at the time the contract to make the loan was executed; or (ii) the maximum rate permissible at the time the loan made; or (iii) the maximum rate permissible at the time of such renewal or extension; or (iv) the maximum rate permitted by applicable federal law; it being intended that those statutes and laws, state or federal, from time to time in effect, which permit the charging of the higher rate of interest shall govern the maximum rate which may be charged hereunder. In the event that for any reason the foregoing provisions hereof shall not contain a valid, enforceable designation of a rate of interest prior to maturity or method of determining the same, then the indebtedness hereby evidenced shall bear interest prior to maturity at the maximum effective rate which may be lawfully charged by the Bank under applicable law.
   Regardless of any provision herein, or in any other document executed in connection herewith, the holder hereof shall never be entitled to receive, collect, or acquire, as interest hereon, any amount in excess of the maximum contract rate which may be lawfully charged by the holder hereof under applicable law; and in the event the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of the principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to the undersigned. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful contract rate, the undersigned and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as a reasonable loan charge rather than as interest; (b) exclude voluntary prepayment and the effect thereof; (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term hereof so that the interest to accrue throughout the entire term contemplated hereby shall at no time exceed the maximum lawful contract rate.

   THE UNDERSIGNED JOINTLY AND SEVERALLY WAIVE(S) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY IN THE FUTURE BE DELIVERED) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT. THE UNDERSIGNED AGREE(S) THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

UNITY NATIONAL BANK (IN ORGANIZATION)
     /s/ Donald D. George       /s/ Jerry W. Braden
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   /s/ Sam R. McCleskey         /s/ B. Don Temples       /s/ Stephen A. Taylor
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   /s/ John S. Lewis            /s/ Kenneth R. Bishop
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